Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 10 – INCOME TAXES
Income (loss) before provision (benefit) for income taxes from continuing operations for the years ended December 31, 2021, 2020 and 2019 consisted of the following:

	For the Years Ended December 31,
	2021	2020	2019
	(in thousands)

United State s	$(13,326)	$(25,283)	$(27,728)
Foreign	(20,821)	(15,236)	(8,656)

Total loss before income taxes	$(34,147)	$(40,519)	$(36,384)

The components of the provision (benefit) for income taxes from continuing operations consisted of the following:

	For the Years Ended December 31,
	2021	2020	2019
Current:	(in thousands)

Federal	$—	$—	$(1,136)
State	420	546	(44)
Foreign	(243)	505	(270)

Total current provision (benefit)	177	1,051	(1,450)

Deferred:
Federa l	(6,213)	(7,120)	(8,626)
State	(784)	2,285	(2,117)
Foreign	(2,874)	(1,534)	(748)

Total deferred benefit	(9,871)	(6,369)	(11,491)

Total benefit	$(9,694)	$(5,318)	$(12,941)

The reconciliation between income taxes computed at the U.S. statutory income tax rate to our provision for income taxes for the years ended December 31, 2021, 2020 and 2019 are as follows:

	For the Years Ended December 31,
	2021		2020		2019
	(in thousands)

Benefit for income taxes at 21% rate	$(7,171)	21.0%	$(8,509)	21.0%	$(7,641)	21.0%
State taxes, net of federal benefit	(1,227)	3.5%	(947)	2.3%	(2,161)	6.0%
Change in valuation allowance	975	-2.9%	1,016	-2.5%	—	0.0%
Rate change	775	-2.3%	2,856	-7.0%	—	0.0%
Credits	(602)	1.8%	(811)	2.0%	(541)	1.5%
Permanent differences and other	47	-0.1%	307	-0.8%	(41)	0.1%
Revaluation of warrants	(1,106)	3.2%	1,572	-3.9%	(49)	0.1%
Uncertain tax positions	9	0.0%	226	-0.6%	(984)	2.7%
Foreign withholding tax	116	-0.3%	420	-1.0%	—	0.0%
Foreign rate differential	(1,573)	4.6%	(1,448)	3.6%	(1,524)	4.2%
Executive compensation expens e	1,517	-4.4%	—	0.0%	—	0.0%
Transaction related expense	(1,454)	4.3%	—	0.0%	—	0.0%

Benefit for income taxes	$(9,694)	28.4%	$(5,318)	13.1%	$(12,941)	35.6%

Significant components of the Company’s deferred tax assets (liabilities) as of December 31, 2021 and 2020 are as follows:

	As of December 31,
	2021	2020
	(in thousands)
Deferred tax assets:

Net operating loss carry-forward	$11,081	$10,604
Credit carry-forward	2,802	2,468
Interest expense limitation carry-forward	10,997	7,811
Non-deductible reserves	374	520
Accruals and other temporary differences	1,046	1,047
Stock compensation	—	698
Property and equipment	1,018	1,089

Gross deferred tax assets	27,318	24,237
Less Valuation allowance	(7,731)	(7,164)

Total deferred tax assets (after valuation allowance)	19,587	17,073
Deferred tax liabilities:
Property and equipment	(4,151)	(4,089)
Intangible assets	(40,754)	(49,461)
Goodwill	(7,432)	(6,241)
Debt discount	(3,972)	—

Total deferred tax liabilities	(56,309)	(59,791)

Net deferred tax liabilities	$(36,722)	$(42,718)

The valuation allowance increased by
$0.6
million during 2021, primarily due to an increase in U.S. state tax attributes deemed not realizable. In determining the need for a valuation allowance, the Company has given consideration to its worldwide cumulative loss position when assessing the weight of the sources of taxable income that can be used to support the realization of deferred tax assets. The Company has assessed, on a jurisdictional basis, the available means of recovering deferred tax assets, including the ability to carry-back net operating losses, the existence of reversing temporary differences, the availability of tax planning strategies and available sources of future taxable income. The Company has also considered the ability to implement certain strategies that would, if necessary, be implemented to accelerate taxable income and use expiring deferred tax assets. The Company believes it is able to support the deferred tax assets recognized as of the end of the year based on all of the available evidence.
As of December 31, 2021, the Company has U.S. federal and state tax net operating loss carryforwards of approximately
$3.0
 million and $39.7

million respectively, which may be available to offset future income tax liabilities and expire at various dates beginning in 2032
through 2041
. Additionally, the Company has U.S. federal and state tax net operating loss carryforwards of approximately
$1.2
 million and $13.8

million respectively, which carryforward indefinitely. Additionally, the Company has generated
$33.8

million of foreign operating loss carryforwards which expire at various dates.
As of December 31, 2021, the Company has U.S. federal and state research and development tax credit carryforwards of
$1.8
million and $0.1 million respectively which expire beginning in 2035
through 2041
. Additionally, the Company has $0.9
 million of foreign research and development tax credit carryforwards.
Due to provisions of the Tax Cuts and Jobs Act of 2017, the Company has a carryforward of U.S. disallowed interest expense of
$44.7
million, which has an indefinite carryforward period.
Utilization of the NOL carryforwards may be subject to limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of NOL and tax credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. There could be additional ownership changes in the future, which may result in additional limitations on the utilization of the NOL and tax credit carryforwards.
For taxable years beginning after January 1, 2018, taxpayers are subjected to the global intangible low-taxed
income provisions, or GILTI provisions. The GILTI provisions require the Company to currently recognize in U.S. taxable income a deemed dividend inclusion of foreign subsidiary earnings in excess of an allowable return on the foreign subsidiary’s tangible assets. The ability to benefit from a deduction and foreign tax credits against a portion of the GILTI income may be limited under the GILTI rules as a result of the utilization of net operating losses, foreign sourced income, and other potential limitations within the foreign tax credit calculation. For the years ended December 31, 2021 and 2020, the Company did not
 record an income tax charge related to GILTI. The Company has made an accounting policy election, as allowed by the SEC and FASB, to recognize the impacts of GILTI within the period incurred. Accordingly, no U.S. deferred taxes are provided on GILTI inclusions of future foreign subsidiary earnings.
As of December 31, 2021, the Company has not provided U.S. taxes on the undistributed earnings of its foreign subsidiaries that it considers indefinitely reinvested. This indefinite reinvestment determination is based on the future operational and capital requirements of the Company’s domestic and foreign operations. The Company expects that the cash held by its foreign subsidiaries of
$8.6

million as of December 31, 2021 will continue to be used for its foreign operations and, therefore, does not anticipate repatriating these funds.
The Company conducts business globally and, as a result, its subsidiaries file income tax returns in U.S. federal and state jurisdictions and various foreign jurisdictions. In the normal course of business, the Company may be subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Canada, Malta, the Netherlands, the United Kingdom, and the United States. Since the Company is in a loss carry-forward position, the Company is generally subject to U.S. federal and state income tax examinations by tax authorities for all years for which a loss carry-forward is utilized. As of December 31, 2021, the Company is not under income tax examination in any jurisdiction.
During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company establishes reserves for tax-related
uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when the Company believes that certain positions might be challenged despite its belief that its tax return positions are fully supportable. The Company adjusts these reserves in light of changing facts and circumstances, such as the outcome of tax examinations.
The following table presents a reconciliation of the total amounts of unrecognized tax benefits, excluding interest and penalties, included on the consolidated balance sheets.

	For the Years Ended December 31,
	2021	2020
	(in thousands)

Unrecognized tax benefits at the beginning of the year	$3,867	$3,658
Additions for tax positions of current year	—	—
Additions for tax positions of prior years	—	209
Reductions for tax positions of prior years	—	—
Expirations statutes of limitation	—	—

Unrecognized tax benefits at the end of the year	$3,867	$3,867
If the unrecognized tax benefit balance as of December 31, 2021 were recognized, it would decrease the Company’s effective tax rate. The Company does not anticipate any material changes to its unrecognized tax benefits within the next 12 months.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits as income tax expense. During the years ended December 31, 2021 and 2020 the Company recognized
$9 thousand

and $17 thousand

in interest and penalties, respectively. The Company had $26 thousand and $17 thousand

of interest and penalties accrued at December 31, 2021 and 2020, respectively.

The CARES Act was enacted on March 27, 2020. The CARES Act is an emergency economic stimulus package that includes spending and tax cuts to strengthen the United States economy and fund a nationwide effort to curtail the effect of
COVID-19.
The CARES Act provides sweeping tax changes in response to the
COVID-19
pandemic. The CARES Act allowed the Company to defer the payment of the employer portion of its FICA taxes to 2021 and 2022; deduct additional US interest expense for 2019 and 2020; accelerate a refund of alternative minimum tax (“AMT”) credits; and increase its permitted level of 2019 federal net operating loss carry-forward.